EXHIBIT 99.1
                                                                    ------------


                             JOINT FILER INFORMATION
                             -----------------------

Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  City of London Investment Group PLC


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 22, 2006


Signature:                         City of London Investment Management Company
                                   Limited

                                   By: /S/ Barry Olliff
                                       -----------------------
                                   Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------

Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  Investable Emerging Market Country Fund


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 22, 2006


Signature:                         City of London Investment Management Company
                                   Limited

                                   By: /S/ Barry Olliff
                                       -----------------------
                                   Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------

Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  Segregated accounts for which CLIM provides
                                   investment advisory services.


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 22, 2006


Signature:                         City of London Investment Management Company
                                   Limited

                                   By: /S/ Barry Olliff
                                       -----------------------
                                   Name: Barry Olliff, Chief Investment Officer